                                                                    EXHIBIT 10.8

                    AGREEMENT FOR PURCHASE OF REAL PROPERTY


     THIS AGREEMENT FOR PURCHASE OF REAL PROPERTY ("Agreement") is made and entered into for good and valuable mutual consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, as of this 12th day of June, 1997, by and between MET PARTNERS, LLC, a Nevada limited liability company, as to an undivided 27.08% interest; PALOMINO PARTNERS LIMITED PARTNERSHIP, a Nevada limited partnership, as to an undivided 48.96% interest; C.E. NEWBY AND CAROLE J. NEWBY, TRUSTEES OF THE NEWBY 1984 TRUST, DATED 3/19/84 as to an undivided 10.42% interest; KIM W. GREGORY AND DEBBIE R. GREGORY, TRUSTEES OF THE GREGORY 1988 TRUST, as to an undivided 8.33% interest; WILLIAM P.J. MAHON, TRUSTEE OF THE WILLIAM P.J. MAHON AND KATHLEEN M. MAHON FAMILY TRUST, as to an undivided 4.17% interest; and JOSEPH D. MILANOWSKI, as to an undivided 1.04% interest; all as tenants in common (collectively, "Buyer") and INCO HOMES CORPORATION, a Delaware corporation ("Seller").

                              TERMS OF AGREEMENT:

     1.     PROPERTY.  The property to be purchased consists of approximately
            --------
284 acres in San Bernardino County, California, and is more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference, together with all hereditaments and appurtenances thereto ("Property").

     2.     PURCHASE PRICE: PAYMENT.  The purchase price ("Purchase Price") for
            -----------------------
the Property shall be Two Million Four Hundred Thousand Dollars ($2,400,000.00). The Purchase Price shall be deposited by Buyer with the Escrow Agent no later than one (1) day before the Close of Escrow.

     3.     ESCROW.  The escrow agent for this transaction shall be First
            ------
American Title, Attn: Debbie Newton, 3625 14th Street, Riverside, California ("Escrow Agent"). Within one business day after execution of this Agreement by both parties, the parties shall open an escrow with Escrow Agent by depositing a fully executed copy of this Agreement (said date being the "Opening of Escrow"). Buyer and Seller each hereby agree to execute such additional escrow instructions, not inconsistent with this Agreement, as Escrow Agent may reasonably require; provided, however, that this Agreement shall constitute instructions to Escrow Agent and this Agreement shall be enforceable regardless of whether the parties hereto execute any additional escrow instructions. Such additional escrow instructions shall be executed and returned by each party to Escrow Agent no later than ten (10) business days after receipt thereof. In the event of any inconsistency between any additional escrow instructions and this Agreement, the terms of this Agreement shall supersede and govern.

     4.     TITLE APPROVAL AND INSURANCE.  At the Close of Escrow, Seller shall
            ----------------------------
(a) convey the Property to Buyer by California Statutory Warranty Deed, with express warranty that title is subject only to exceptions expressly approved by Buyer, and (b) cause Escrow Agent to furnish Buyer with an ALTA extended coverage owner's policy of title insurance, with coverage in the amount of the Purchase Price, insuring fee title in Buyer, with Schedule B thereof subject only to matters expressly approved by Buyer.

     5.     CONTINGENCIES. Buyer's obligations hereunder are contingent upon:
            -------------

            (a) Buyer's approval of title and the issuance of the title policy in accordance with the provisions of Section 4, above.

            (b) Buyer's approval of the findings of its due diligence inspection and study of the Property, including but not limited to, all feasibility and engineering considerations, environmental issues, soil conditions, public improvements, etc. Buyer shall have the right to terminate this Agreement, for any reason or no reason, in Buyer's sole discretion, by delivering a written notice of termination to Escrow Agent and Seller before the Close of Escrow. Should Buyer deliver notice of termination before the Close of Escrow, then this Agreement shall thereupon terminate, the any funds deposited in the escrow shall be returned to Buyer, and neither party shall have any further obligation or liability to the other hereunder.

            (c) It is a condition of Buyer's obligations hereunder that Seller shall have received an assignment ("Assignment") of that certain Development Agreement between the City of Victorville and Mesa Verde Housing Developments, a California Limited Partnership ("Mesa Verde") entered and recorded on September 9, 1988 as Instrument No. 88-301991 in the Official Records of San Bernardino County ("Development Agreement") (Mesa Verde subsequently assigned its rights under the Development Agreement to Inco Homes Corporation, a Delaware corporation on August 2, 1996), which assignment must be approved by the appropriate governmental entities. Buyer shall have the right to approve all conditions imposed upon such Assignment by the governing entity, which approval shall not be unreasonably withheld. If, despite Seller's best efforts and diligence, Seller has not obtained said Assignment before the Assignment of Development Agreement Contingency Deadline, this Agreement shall automatically be terminated, any funds deposited by Buyer shall be returned to Buyer, and neither party hereto shall have any further obligation or liability hereunder. Inco hereby represents and warrants, for the reliance and benefit of Buyer, that the effective portions of the Development Agreement consist of the Agreement recorded September 9, 1988 and the Third Amendment thereto, dated September 15, 1992, and that the First and Second Amendments to the Development Agreement are no longer effective.

     Contingencies to the Purchase are for the sole benefit of the Buyer and may be waived by the Buyer only.

     6.     CLOSE OF ESCROW.  Close of escrow shall be no later than June 13,
            ---------------
1997 ("Close of Escrow").

     7.     PAYMENT OF CLOSING COSTS AND PRORATIONS.  Seller shall pay all
            ---------------------------------------
closing costs associated with the transaction including, but not limited to, the premium for Buyer's ALTA title policy, all real property transfer taxes, recording costs, Escrow Agent's escrow fee, Buyer's attorneys' fees and Buyer's reasonable due diligence costs. Real property taxes shall be prorated to Close of Escrow.

     8.     BUYER'S REPRESENTATIONS AND WARRANTIES.  Buyer represents and
            --------------------------------------
warrants the following to be true and correct as of the date of this Agreement and further represents and warrants that the following will be true and correct at Close of Escrow, as if first represented and warranted that date:

     Buyer is a duly formed and validly-existing Nevada limited liability company in good standing. Buyer has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement, and no approvals or consents of any persons other than Buyer are required in connection with this Agreement. The execution of the Agreement and consummation of the transactions contemplated hereby will not result in or constitute any default or event that, with notice or lapse of time or both, would be a default, breach or violation of the organizational instruments or laws governing Buyer or any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or the agreement, instrument, or arrangements to which Buyer is a party or by which Buyer is bound. By executing this Agreement, the parties signatory for Buyer do hereby represent and warrant to Seller that they have all necessary authority to bind Buyer hereto, and to execute and deliver this Agreement as the act and deed of Buyer.

     9.     SELLER'S DELIVERY OF EXISTING REPORTS.  Seller will deliver to
            -------------------------------------
Buyer, no later than five (5) business days after Opening of Escrow, copies of any inspections, tests, surveys, engineering, soil and toxic reports, city approvals of zoning and mapping, and all other studies and information, which Seller may have on the Property. At the Close of Escrow all engineering and architecture that has been paid in full by the Seller shall become the property of the Buyer with acknowledgement from said engineers and architects assigning the rights and privileges of the Seller to the Buyer.

     10.    SELLER'S REPRESENTATIONS AND WARRANTIES. Seller hereby represents
            ---------------------------------------
and warrants to Buyer as follows:

            (a) That (i) there are no tanks now or previously containing any petroleum-based substances located on or below the surface of the Property; (ii) there is no asbestos or asbestos-related product on the Property or in or on any improvements thereon; and (iii) there is no other hazardous or toxic waste or substance or other contaminant or pollutant (as defined by law) in existence on or below the surface of the Property, including, but not limited to, in the soil, sub-soil, ground water or surface water, which constitutes a violation of any law, ordinance, rule or regulation of any governmental entity having jurisdiction hereof, or which may subject Buyer to liability to third parties.

            (b) That Seller has no knowledge of any previous use of the Property which would result in any hazardous or toxic substances being left or dumped on the Property.

            (c) That there is not currently pending any proceedings or investigation by any governmental authority concerning any such hazardous materials or toxic substances affecting or related to the Property.

            (d) That, to the best of Seller's knowledge, there is no pending or threatened condemnation or similar proceeding affecting the Property or any portion thereof, nor has Seller knowledge that any such action is presently contemplated.

            (e) Seller has no information or knowledge of any change contemplated in any applicable laws, ordinances, or regulations, or any judicial or administrative action, or any action by adjacent landowners, or natural or artificial conditions upon the Property which would prevent, limit or impede Buyer's development or use of the Property.

            (f) That, to the best of Seller's knowledge, Seller has complied with all applicable laws, ordinances, regulations, statutes, rules and restrictions pertaining to and affecting the Property. Performance of this Agreement by Seller will not result in any breach of, or constitute any default under, or result in the imposition of, any lien or encumbrance upon the Property under any agreement or other instrument to which Seller is a party or by which Seller or the Property might be bound.

            (g) That the Property is comprised of one or more legal parcels, and can be conveyed to Buyer without violating any provision of any applicable law or ordinance pertaining to the division of real property.

            (h) That no part of the Property is within an identified flood plain or other designated flood hazard area as established pursuant to the Flood Disaster Protection Act as amended, or regulations promulgated thereto by HUD, FDIC, the Federal Reserve Board or any other governmental agency having jurisdiction.

            (i) That there are no impact fee credits attributable to the Property.

            (j) That there are no oral or written service, maintenance, landscaping, security, management or other similar contracts which affect the operation or maintenance of the Property.

            (k) That Seller has not received notice of any violation of any applicable federal, state, or local statute, law or regulation (including, without limitation, any applicable building, zoning, environmental protection or other law), or any covenant, condition, restriction or easement, bearing on the construction, operation, ownership, use or sale of all or part of the Property, and to the best of Seller's knowledge, there are no such violations.

            (l) That, to the best of Seller's knowledge, except as set forth in the Development Agreement, no written or verbal commitments have been made to any governmental authority, utility company, school board, church or other religious body, or any homeowners association, or to any other organization, group, or individual, relating to the Property which would impose an obligation upon Buyer or their successors or assigns to make any contribution or dedications of money or land or to construct, install, or maintain any improvements of a public or private nature on or off the Property.

            (m) That Seller has received no notice of intended public improvements which will result in any charge being levied or assessed against or in the creation of any lien upon the Property or any portion thereof, except as shown on the Title Report.

            (n) That Seller is not the subject of any pending bankruptcy proceedings.

            (o) That Buyer is the sole contract purchaser of the Property including all surface and mineral estates and until Buyer acquires all the Property under this Agreement, or until the other termination of this Agreement, Seller will not transfer, assign, convey, encumber, or alienate in any manner or way, all or any portion of the Property.

            (p) That no material encroachments on or from the Property or on or from an easement, right-of-way or roadway exist.

            (q) That Seller has good, indefeasible and marketable title to the Property, and that Seller shall deliver title to the Property to Buyer at the Close of Escrow subject only to the exceptions described in the Title Report and approved or deemed approved by Buyer pursuant to Section 4 hereof.

            (r) That all utilities, including but not limited to, water, sanitary sewer, electricity, gas, telephone are available to the boundary line of the Property and are available to Buyer in sufficient capacity.

            (s) That the person signing below on behalf of Seller represents that he is duly authorized to execute this Agreement and to bind Seller. Seller further represents that it has capacity to enter into this Agreement.

            (t) That, to the best of Seller's knowledge, there are no adverse or other parties in possession of the Property, or any part thereof.

            (u) That there are no encroachments of improvements onto the Property, nor do any improvements on the Property encroach onto any adjoining property.

            (v) That, to the best of Seller's knowledge, no defect or condition of the Property or soil exists that may adversely affect Buyer's proposed development of the Property, unless disclosed to Buyer in this Agreement or in writing.

            (w) That, to the best of Seller's knowledge, all information furnished to Buyer by or on behalf of Seller prior to the execution hereof or pursuant to the provisions of this Agreement is true and correct in all material respects and fairly and accurately reflects the condition or statement of facts reported to be described or represented thereby.

            (x) That there are no restrictions on entrance to or exit from the Property from the adjacent public streets.

            (y) That Seller has received no notice of, and to the best of Seller's knowledge, there is no existing, proposed or contemplated plan to modify or realign any existing street or highway or any existing, proposed or contemplated eminent domain proceeding that would result in the taking of all or any part of the Property or that would adversely affect Buyer's proposed development of the Property.

            (z) That none of the representations or warranties made by Seller contain any inaccurate, misleading or untrue statements of a material fact or omit any material fact, the omission of which could be misleading.

Each of the warranties and representations contained in this Section and otherwise set forth in this Agreement shall be deemed made as of the date of this Agreement and again as of the date of Closing. Seller's representations and warranties set forth in this Section shall be continuing and are deemed to be material to Buyer's execution of this Agreement and Buyer's performance of its obligations hereunder. All such representations and warranties shall be true and correct on and as of each Closing date with the same force and effect as if made at that time, and all of such representations and warranties shall survive the Closing Date or any cancellation or termination of this Agreement, and shall not be affected by any investigation, verification or approval by any party hereto or by anyone on behalf of any party hereto. Seller agrees to indemnify and hold Buyer harmless for, from, and against any loss, costs, damages, expenses, obligations and attorneys' fees incurred should an assertion, claim, demand, action or cause of action be instituted, made or taken, which is contrary to or inconsistent with the representations or warranties contained herein.

     11.    BUYER'S EXCHANGE PROVISION.  Certain parties constituting Buyer may
            --------------------------
wish to acquire the Property in 1031 and/or 1033 tax-deferred exchanges. Seller agrees to cooperate in all respects in affecting such exchange or exchanges, with the understanding that such cooperation shall not require Seller to expend any funds or subject itself to any additional liability.

     12.    RIGHT OF ENTRY TO PROPERTY.  During the term of this Agreement,
            --------------------------
Buyer (which term, for purposes of this Section 12, shall include Buyer and its employees, agents, architects, engineers and independent contractors) shall have the right to enter on the Property, for the purpose of conducting Buyer's due diligence investigations. Buyer agrees to indemnify and hold Seller harmless from and against any and all costs, expenses, losses, attorneys' fees, liabilities (including, but not limited to, claims or mechanic's liens) incurred or sustained by Seller or imposed on the Property, as a result of Buyer's entry or acts. Buyer shall further indemnify and hold Seller harmless from and against any and all costs, expenses, losses and attorneys' fees incurred or sustained by Seller as a result of personal injury or death, property damage, or claims of any nature, arising from, in connection with, or as a result of, Buyer's entry onto or activities on the Property.

     13.    MORATORIUM/RISK OF LOSS.  If for any reason there is, prior to Close
            -----------------------
of Escrow, a moratorium or any other action on the part of the governing municipalities and/or utilities which will not allow for the continued and uninterrupted development of the property, then at Buyer's election the Close of Escrow will be automatically extended for the duration of such moratorium, but not to exceed one (1) year. If the Property is damaged by an event of damage or destruction, or if the legal status of the Property shall be materially impaired by condemnation or otherwise, prior to the Close of Escrow, Buyer may elect (a) to terminate this Agreement, in which event any funds deposited by Buyer shall be refunded to Buyer and neither party hereto shall thereafter have any obligation or liability hereunder, or (b) to close escrow, in which event Seller shall assign any available insurance and/or condemnation proceeds to Buyer.

     14.    INDEMNITY.  Seller hereby agrees to indemnify, protect, defend and
            ---------
hold Buyer and the Property harmless from and against any damage, loss, claim, liability, cost or expense of any kind whatsoever (including, without limitation, reasonable attorney's fees, court costs and fees of expert witnesses) arising from or in connection with any breach of any of the representations and warranties of Seller contained in this Agreement. Such representations and warranties of Seller are true and correct on and as of the date of this Agreement and shall be true and correct on and as of the date of Closing, and shall survive Closing, without the necessity of a separate written certificate regarding the same.

     15.    SUCCESSORS AND ASSIGNS.  Seller and Buyer agree that the terms and
            ----------------------
conditions of the Agreement shall be binding upon their respective heirs, devisees, legatees, successors, and/or assignees.

     16.    FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT.  At or before the Close
            -------------------------------------------
of Escrow, Seller shall execute and deposit in escrow an appropriate FIRPTA certificate, evidencing that Seller is not subject to the FIRPTA withholding requirements.

     17.    COUNTERPARTS; FAX DOCUMENTS.  This Agreement, and any escrow
            ---------------------------
instructions, may be executed in one or more counterparts, each of which shall be deemed an original, and such counterparts shall constitute one and the same Agreement. Facsimile copies hereof, and facsimile signatures thereon, shall have the same force, effect and legal status as originals thereof.

     18.    CALIFORNIA LAW.  This Agreement, and the interpretation, validity,
            --------------
performance and effect hereof, shall be governed by the laws of California. If any action at law or in equity, or any special proceeding, be instituted by either party against the other to enforce this Agreement or any rights arising hereunder, or in connection with the subject matter hereof, the prevailing party shall be entitled to recover all costs of suit and reasonable attorneys' fees.

     19.    ADDITIONAL DOCUMENTS.  Before, at and after the Close of Escrow, the
            --------------------
parties hereby agree to execute, acknowledge and deliver such additional documents and instruments as may be reasonably necessary to carry out the full intent and purpose of this Agreement.

     20.    DEFAULT.  In the event that Buyer should fail to perform its
            -------
obligations hereunder, Seller's sole remedy shall be claim against Buyer which shall not exceed $5,000.00 as and for liquidated damages.

     In the event Seller shall default under any of the terms and provisions of this Agreement, Buyer shall have the right, but not the obligation, in addition to any other rights or remedies which it may have at law or in equity, to terminate Buyer's obligations under this Agreement and the Escrow created hereby or, at Buyer's election, to pursue the remedy of specific performance, with a reduction in the Purchase Price for any damages caused by Seller's default. In the event of such termination by the Buyer: (a) Buyer shall be entitled to the immediate refund of any funds deposited by Buyer into Escrow including all interest earned thereon; and (b) Buyer may pursue any other rights or remedies at law or in equity to obtain compensation for Seller's breach of this Agreement. The termination of this Agreement by Buyer pursuant to its rights under this Section shall not relieve Seller of its liability for breach of its obligations hereunder but shall relieve Buyer of all of its obligations under this Agreement from the date of such termination.

     21.    NOTICES.  Any and all notices, demands, or other communications
            -------
("Notice") required or desired to be given hereunder by either party shall be in writing and shall be validly given or made to the other party, if served either personally, or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, or if sent by telecopy transmittal ("fax"). If Notice be served personally, service shall be conclusively deemed made at the time of such personal service. Any Notice given by mail shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such Notice is to be given as herein under set forth. Any Notice sent by fax shall be deemed received upon fax confirmation transmission to the intended party.

     Any Notice sent to Buyer shall be addressed to:

                          c/o USA Commercial Real Estate Group
                          3900 Paradise Road, Suite 263
                          Las Vegas, Nevada  89121
                          Attn: Thomas Hantges
                          Fax No.:  (702) 734-0163

     With a simultaneous copy to:

                          Goold, Patterson, DeVore & Rondeau
                          Attn:  Thomas J. DeVore
                          4496 South Pecos Road
                          Las Vegas, Nevada  89121
                          Fax No.:  (702) 436-2650

     Any notice sent to Seller shall be addressed to:

                          Inco Homes Corporation
                          1282 W. Arrow Highway
                          Upland, California  91786
                          Attn: Ira Norris
                          Fax No.:  (909) 982-9784

     Either party may change its address for the purpose of receiving Notices as herein provided by written Notice given in the manner aforesaid to the other party.

     22.    TIME OF ESSENCE.  Time is of the essence of this Agreement and each
            ---------------
and every provision hereof.

     23.    BROKERS.  USA Commercial Real Estate Group represents Buyer.Seller
            -------
shall pay, at the Close of Escrow, a commission in the amount of $50,000 to USA Commercial Real Estate Group and Ira Norris, as co-broker. Other than the above commission, Buyer and Seller hereby represent and warrant to each other that they have not retained or dealt through any brokers, and that no real estate sales or brokerage or like commission is or will be due from the other party in connection with this transaction as a result of the act of the party so warranting. Buyer and Seller each hereby agree to indemnify and hold the other harmless from the claims of any broker, finder or middlemen retained by, or claiming through, the indemnifying party.

     24.    MODIFICATION OR AMENDMENTS.  No amendment, change or modification of
            --------------------------
this Agreement shall be valid unless in writing and signed by both parties hereto.

     25.    ENTIRE AGREEMENT.  This document shall constitute a firm and binding
            ----------------
contract on the part of Buyer to buy and Seller to sell the Property. If any provision of this Agreement conflicts with any provision of the escrow instructions, this Agreement shall prevail. This Agreement shall constitute the entire agreement between the parties pertaining to this transaction and shall supersede any agreement (whether oral or written), memoranda or letters of intent which may heretofore have been executed by the parties. Any and all prior agreements, counteroffers, understandings, or representations are hereby terminated and cancelled in their entirety and are of no further force or effect.

     26.    AUTHORITY OF SIGNATORS.  By executing this Agreement, the parties
            ----------------------
who sign on behalf of Buyer and Seller, respectively, do hereby represent and warrant to Buyer or Seller (as appropriate) that they are duly authorized to execute and deliver this Agreement and to bind their principals hereto.

     27. The parties agree that Buyer shall have the right to record a memorandum of this purchase agreement, and Seller hereby agrees to execute, in recordable form, a short form memorandum of this purchase agreement and deliver the same to Buyer.

     28. The parties acknowledge that Buyer may be performing its obligations hereunder as part of a 1031 or 1033 exchange. Seller agrees to cooperate in such exchange, provided such cooperation shall be at no cost to Seller.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written below.

BUYER:                                   SELLER:

MET PARTNERS, LLC, a Nevada limited      INCO HOMES CORPORATION, a
liability company                        Delaware corporation


By:   /s/  Lucius Blanchard              By:   /s/ Ira J. Norris
   --------------------------------         --------------------------------
      Lucius Blanchard, Manager                Ira J. Norris, President

PALOMINO PARTNERS LIMITED
PARTNERSHIP, a Nevada limited
partnership

By:   /s/  Lucius Blanchard
   --------------------------------
     Lucius Blanchard, President
     of Nevada Skin and Cancer,
     Lucius Blanchard, M.D. Chtd.,
     its general partner

By:   /s/  C.E Newby
   --------------------------------
      C.E. Newby , Trustee of the
      Newby 1984 Trust, dated 3/19/84

By:   /s/  Carole J. Newby
   --------------------------------
      Carole J. Newby, Trustee of the
      Newby 1984 Trust, dated 3/19/84

                         [Buyer Signatures Continued]

By:   /s/  Kim W. Gregory
   --------------------------------------
           Kim W. Gregory, Trustee of
           the Gregory 1988 Trust

By:   /s/  Debbie R. Gregory
   --------------------------------------
           Debbie R. Gregory, Trustee of
           the Gregory 1988 Trust

By:   /s/  William P.J. Mahon
   --------------------------------------
           William P.J. Mahon, Trustee
           of the William P.J. Mahon and
           Kathleen M. Mahon Family Trust

By:   /s/  Joseph D. Milanowski
   --------------------------------------
           Joseph D. Milanowski

                                  EXHIBIT "A"

PARCEL NO. A:
-------------

LOTS 108, 112, 116, 119, 120, 122, 124, 125, 127, 129, AND 131 OF TRACT NO.
14793-3. IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 253 MAPS, PAGES 47 AND 48, INCLUSIVE, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUB-STANCES. GEOTHERMAL STEAMS, BRINES AND MATERIALS (HEREINAFTER COLLECTIVELY REFERRED TO AS THE ("MINERALS"), WHICH MAY BE FOUND ON, OR IN PLACE UNDER, OR IN MIGRATION IN OR UNDER THE REAL PROPERTY WITHOUT RIGHT OF SURFACE ENTRY, TOGETHER WITH THE RIGHT TO ENTER AND THE REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE FOR THE FOLLOWING PURPOSES:

(1) TO TEST, AT ANY TIME, FOR THE PRESENCE OF SAID MINERALS ANYWHERE IN OR UNDER SAID REAL PROPERTY BELOW THE DEPTH OF 500 FEET OF THE SURFACE:

(2) TO CONSTRUCT, MAINTAIN AND USE WELLS, PUMPS, MINING SHAFTS AND DRILLING EQUIPMENT UNDER SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE, TO EXCAVATE, TO DRILL FOR, TO PUMP OR TO MINE SAID MINERALS FROM THE REAL PROPERTY, OR FROM ANY PROPERTY, ADJOINING OR OTHERWISE, WHERE GRANTOR, OR ITS ASSIGNS, HAS OR MAY IN THE FUTURE HAVE RESERVED OR OTHERWISE ACQUIRED, OR OWNS RIGHTS TO ANY MINERALS. AS RESERVED IN THE DEEDS FROM INCO DEVELOPMENT, A CALIFORNIA CORPORATION, RECORDED SEPTEMBER 28, 1987, INSTRUMENT NO. 87-346427, OFFICIAL RECORDS, AND RECORDED JANUARY 19, 1988, INSTRUMENT NO. 88-015977, OFFICIAL
RECORDS: AND TO INCO HOMES CORPORATION BY DEED RECORDED JANUARY 12, 1994, INSTRUMENT NO. 94-014694, OFFICIAL RECORDS.

PARCEL NO. B
------------

LOTS 1, 2, 4, 6, AND 17 TO 23, INCLUSIVE, TRACT NO. 13990, IN THE CITY OF VICTORVILLE, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 228 OF MAPS, PAGES 76 THROUGH 84, INCLUSIVE, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM ANY PORTION OF SAID LOT 6 LYING WITHIN TRACT NO. 14686-1, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 253 OF MAPS, PAGES 94 TO 96, INCLUSIVE, RECORDS OF SAID COUNTY.

ALSO, EXCEPTING THEREFROM ANY PORTION OF SAID LOT 6 LYING WITHIN TRACT NO. 14686-2, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 253 OF MAPS, PAGES 97 TO 100, INCLUSIVE, RECORDS OF SAID COUNTY.

ALSO EXCEPTING THEREFROM THAT PORTION OF LOT 2 CONVEYED TO ADELANTO SCHOOL DISTRICT BY CORPORATION GRANT DEED RECORDED JUNE 20, 1994, INSTRUMENT NO. 94-274846, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

THE NORTHERLY PORTION OF LOT 2 OF TRACT NO. 13990, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 228 OF MAPS, PAGES 76 TO 84, INCLUSIVE, RECORDS OF SAID COUNTY, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER 1/4 CORNER OF SECTION 27, TOWNSHIP 5 NORTH, RANGE 5 WEST SAN BERNARDINO BASE AND MERIDIAN, BEING THE INTERSECTION OF MESA LINDA AVENUE AND LUNA ROAD CENTER LINES, ALSO BEING THE TRUE POINT OF BEGINNING:
THENCE SOUTH 89 DEG. 38 DEGREES 50" EAST, A DISTANCE OF 771.09 FEET: THENCE SOUTH 00 DEG. 21 DEGREES 10" WEST, A DISTANCE OF 32.00 FEET: THENCE SOUTH 00 DEG. 14 DEGREES 43" WEST, A DISTANCE OF 597.95 FEET: THENCE NORTH 89 DEG. 38 DEGREES 50" WEST, A DISTANCE OF 728.28: THENCE NORTH 89 DEG. 49 DEGREES 23" WEST, A DISTANCE OF 42.00 FEET: THENCE NORTH 00 DEG. 10 DEGREES 37" EAST, A DISTANCE OF 630.08 ALONG THE CENTERLINE OF SAID MEAS LINDA AVENUE FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, GEOTHERMAL STEAMS, BRINES AND MINERALS (HEREINAFTER COLLECTIVELY REFERRED TO AS THE ("MINERALS"), WHICH MAY BE FOUND ON, OR IN PLACE UNDER, OR IN MIGRATION IN OR UNDER THE REAL PROPERTY WITHOUT RIGHT OF SURFACE ENTRY, TOGETHER WITH THE RIGHT TO ENTER AND USE THE REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE FOR THE FOLLOWING PURPOSES:

(1) TO TEST, AT ANY TIME, FOR THE PRESENCE OF SAID MINERALS ANYWHERE IN OR UNDER SAID REAL PROPERTY BELOW THE DEPTH OF 500 FEET OF THE SURFACE.

(2) TO CONSTRUCT, MAINTAIN AND USE WELLS, PUMPS, MINING SHAFTS AND DRILLING EQUIPMENT UNDER SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE, TO EXCAVATE, TO DRILL FOR, TO PUMP, OR TO MINE SAID MINERALS FROM THE REAL PROPERTY, OR FROM ANY PROPERTY, ADJOINING OR OTHERWISE, WHERE GRANTOR, OR ITS ASSIGNS, HAS OR MAY IN THE FUTURE HAVE RESERVED OR OTHERWISE ACQUIRED, OR OWNS RIGHTS TO ANY MINERALS.

GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO USE OR PENETRATE THE SURFACE OF, OR ENTER UPON, THE REAL PROPERTY IN EXERCISE OF ITS OWN RIGHTS HEREUNDER, FURTHER, GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO REMOVE OR EXTRICATE MINERALS WITHIN 500 FEET OF THE SURFACE OF SAID REAL PROPERTY, AS SAID MINERAL RIGHTS WERE GRANTED TO INCO DEVELOPMENT, A CALIFORNIA CORPORATION, BY DEEDS RECORDED SEPTEMBER 28, 1987, INSTRUMENT NO. 87-346427, OFFICIAL RECORDS, AND JANUARY 19, 1988, INSTRUMENT NO. 88-015977, OFFICIAL RECORDS AND TO INCO HOMES CORPORATION, A DELAWARE CORPORATION BY DEED RECORDED JANUARY 12, 1994, INSTRUMENT NO. 94-01494, OFFICIAL RECORDS.

PARCEL NO. C
------------

LOT 15, TRACT NO. 13990, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 223 OF MAPS, PAGES 76 TO 34. INCLUSIVE, RECORDS OF SAID COUNTY: AND CERTIFICATE OF CORRECTION RECORDED JANUARY 17, 1990, INSTRUMENT NO. 90-020927, OFFICIAL RECORDS.

EXCEPTING THEREFROM THOSE SECTIONS LYING WITHIN THE BOUNDARIES OF TRACT NO. 14062-2, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO , STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 242 OF MAPS, PAGES 10 AND 11, RECORDS OF SAID COUNTY.

ALSO EXCEPTING THEREFROM THOSE PORTIONS LYING WITHIN THE BOUNDARIES OF TRACT NO. 14062-1, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA. AS PER FLAT RECORDED IN BOOK 229 OF MAPS, PAGES 8 THROUGH 16, INCLUSIVE, RECORDS OF SAID COUNTY.

ALSO EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE BOUNDARIES OF TRACT NO.14062-3, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA. AS PER FLAT RECORDED IN BOOK 239 OF MAPS, PAGES 46 TO 49, INCLUSIVE, RECORDS OF SAID COUNTY.

ALSO EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE BOUNDARIES OF TRACT NO.14062-6, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO. STATE OF CALIFORNIA. AS PER FLAT RECORDED IN BOOK 240 OF MAPS, PAGES 63 AND 64, RECORDS OF SAID COUNTY.

ALSO EXCEPTING THEREFROM ANY PORTION LYING WITHIN THE BOUNDARIES OF TRACT NO.14062-4, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA. AS PER FLAT RECORDED IN BOOK 246 OF MAPS, PAGES 34 AND 35, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, GEOTHERMAL STEAMS, BRINES AND MINERALS (HEREINAFTER COLLECTIVELY REFERRED TO AS "MINERALS"), WHICH MAY BE FOUND ON, OR IN PLACE UNDER, OR IN MIGRATION IN OR UNDER THE REAL PROPERTY WITHOUT RIGHT OF SURFACE ENTRY. TOGETHER WITH THE RIGHT TO ENTER AND USE THE REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE FOR THE FOLLOWING PURPOSES:

(1) TO TEST, AT ANY TIME FOR THE PRESENCE OF SAID MINERALS ANY WHERE IN OR UNDER SAID REAL PROPERTY BELOW THE DEPTH OF 300 FEET OF THE SURFACE:

(2) TO CONSTRUCT, MAINTAIN AND USE WELLS, PUMPS, MINING SHAFTS AND DRILLING EQUIPMENT UNDER SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE. TO EXCAVATE, TO DRILL FOR, TO PUMP, OR TO MINE SAID MINERALS FROM THE REAL PROPERTY, OR FROM ANY PROPERTY, ADJOINING OR OTHERWISE, WHERE GRANTOR, OR ITS ASSIGNS, HAS OR MAY IN THE FUTURE HAVE RESERVED OR OTHERWISE ACQUIRED, OR OWNS RIGHTS TO ANY MATERIALS.

GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO USE OR PENETRATE THE SURFACE OF, OR ENTER UPON, THE REAL PROPERTY IN EXERCISE OF ITS RIGHTS HEREUNDER; FURTHER, GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO REMOVE OR EXTRICATE MINERALS WITHIN 500 FEET OF THE SURFACE OF SAID REAL PROPERTY. AS SAID MINERAL RIGHTS WERE GRANTED TO INCO DEVELOPMENT, A CALIFORNIA CORPORATION, BY DEEDS RECORDED SEPTEMBER 28, 1987, INSTRUMENT NO. 87-346427, OFFICIAL RECORDS, AND JANUARY 19, 1988, INSTRUMENT NO.88-015977, OFFICIAL RECORDS AND TO INCO HOMES CORPORATION, A DELAWARE CORPORATION BY DEED RECORDED JANUARY 12, 1994, INSTRUMENT NO. 94-014694, OFFICIAL RECORDS.

PARCEL NO. D
------------

LOTS 5 AND 21, TRACT NO. 14686-1, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA. AS PER PLAT RECORDED IN BOOK 253 OF MAPS, PAGES 94 TO 96, INCLUSIVE, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, GEOTHERMAL STEAMS, BRINES AND MINERALS (HEREINAFTER COLLECTIVELLY REFERRED TO AS THE "MINERALS"), WHICH MAY BE FOUND ON, OR IN PLACE UNDER, OR IN MIGRATION IN OR UNDER THE REAL PROPERTY WITHOUT RIGHT OF SURFACE ENTRY, TOGETHER WITH THE RIGHT TO ENTER AND USE THE REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE FOR THE FOLLOWING PURPOSES:

(1) TO TEST, AT ANY TIME, FOR THE PRESENCE OF SAID MINERALS ANYWHERE IN OR UNDER SAID REAL PROPERTY BELOW THE DEPTH OF 500 FEET OF THE SURFACE:

(2) TO CONSTRUCT, MAINTAIN AND USE WELLS, PUMPS, MINING SHAFTS AND DRILLING EQUIPMENT UNDER SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE. TO EXCAVATE, TO DRILL FOR, TO PUMP, OR TO MINE SAID MINERALS FROM THE REAL PROPERTY, OR FROM ANY PROPERTY, ADJOINING OR OTHERWISE, WHERE GRANTOR, OR ITS ASSIGNS, HAS OR MAY IN THE FUTURE HAVE RESERVED OR OTHERWISE ACQUIRED, OR OWNS RIGHTS TO ANY MINERALS.

GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO USE OR PENETRATE THE SURFACE OF, OR ENTER UPON, THE REAL PROPERTY IN EXERCISE OF ITS RIGHTS HEREUNDER; FURTHER, GRANTOR OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO REMOVE OR EXTRICATE MINERALS WITHIN 500 FEET OF THE SURFACE OF SAID REAL PROPERTY, AS SAID MINERAL RIGHTS WERE GRANTED TO INCO DEVELOPMENT, A CALIFORNIA CORPORATION, BY DEEDS RECORDED SEPTEMBER 28, 1987, INSTRUMENT NO.87-36427, OFFICIAL RECORDS, AND IN JANUARY 19, 1988 INSTRUMENT NO.33-015977, OFFICIAL RECORDS AND TO INCO HOMES CORPORATION, A DELAWARE CORPORATION BY DEED RECORDED JANUARY 12, 1994, INSTRUMENT N0.94-014694, OFFICIAL RECORDS.

PARCEL NO. E
------------

LOTS 23 TO 42, INCLUSIVE, TRACT NO.14636-2, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 253 OF MAPS. PAGES 97 TO 100, INCLUSIVE, RECORDS OF SAID COUNTY.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, GEOTHERMAL STEAMS, BRINES AND MINERALS (HEREINAFTER COLLECTIVELLY REFERRED TO AS THE "MINERALS"), WHICH MAY BE FOUND ON, OR IN PLACE UNDER, OR IN MIGRATION IN OR UNDER THE REAL PROPERTY WITHOUT RIGHT OF SURFACE ENTRY, TOGETHER WITH THE RIGHT TO ENTER AND USE THE REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE FOR THE FOLLOWING PURPOSES:

(1) TO TEST, AT ANY TIME, FOR THE PRESENCE OF SAID MINERALS ANYWHERE IN OR UNDER SAID REAL PROPERTY BELOW THE DEPTH OF 500 FEET OF THE SURFACE:

(2) TO CONSTRUCT, MAINTAIN AND USE WELLS, PUMPS, MINING SHAFTS AND DRILLING EQUIPMENT UNDER SAID REAL PROPERTY BELOW A DEPTH OF 500 FEET OF THE SURFACE. TO EXCAVATE, TO DRILL FOR, TO PUMP, OR TO MINE SAID MINERALS FROM THE REAL PROPERTY, OR FROM ANY PROPERTY, ADJOINING OR OTHERWISE. WHERE GRANTOR, OR ITS ASSIGNS, HAS OR MAY IN THE FUTURE HAVE RESERVED OR OTHERWISE ACQUIRED, OR OWNS RIGHTS TO ANY MINERALS.

GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO USE OR PENETRATE THE SURFACE OF, OR ENTER UPON, THE REAL PROPERTY IN EXERCISE OF ITS RIGHTS HEREUNDER:
FURTHER, GRANTEE OR ITS ASSIGNS SHALL NOT HAVE THE RIGHT TO REMOVE OR EXTRICATE MINERALS WITHIN 500 FEET OF THE SURFACE OF SAID REAL PROPERTY, AS SAID MINERAL RIGHTS WERE GRANTED TO INCO DEVELOPMENT. A CALIFORNIA CORPORATION, BY DEEDS RECORDED SEPTEMBER 28,1987, INSTRUMENT NO. 87-346427 OFFICIAL RECORDS, AND JANUARY 19, 1988, A DELAWARE CORPORATION BY DEED RECORDED JANUARY 12,1994, INSTRUMENT N0. 94-014694 OFFICIAL RECORDS.

PARCEL NO. F
------------

LOTS 108, 113, 114, 116 AND 117 OF TRACT NO. 14062-1, IN THE CITY OF VICTORVILLE, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA , AS PER PLAT RECORDED IN BOOK 229 OF MAPS, PAGES 8 THROUGH 16, INCLUSIVE, RECORDS OF SAID COUNTY.

PARCEL NO. G
------------

PARCEL 2 AS SHOWN ON PARCEL MAP 143, PAGES 77-79, IN THE OFFICE OF THE COUNTY RECORDED, COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA.